Unaudited Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands, shares in Millions	Jun. 30, 2015	Dec. 31, 2014
Accounts receivable non-trade	$ 5,382	$ 6,825
At cost, less accumulated depreciation	$ 1,272,587	$ 1,202,663
Common Stock Class Undefined [Member]
Limited partners - units issued	92.4	92.4
Limited partners - units outstanding	92.4	92.4
Preferred Units [Member]
Limited partners - units issued	11.0	6.0
Limited partners - units outstanding	11.0	6.0